SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): September 16, 1997

                                UNC INCORPORATED
             (Exact name of registrant as specified in its charter)

           Delaware                      1-7795                  54-1078297
(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)

              175 Admiral Cochrane Drive, Annapolis, Maryland 21401
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (410) 266-7333

                                 Not Applicable
         (Former name or former address, if changed since last report)


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ITEM 2.   Acquisition or Disposition of Assets
          ------------------------------------

         On September 16, 1997, the Registrant, in conjunction with its pending acquisition by Greenwich Air Services, Inc., a subsidiary of General Electric Company, sold its military contract services business to The Carlyle Group, an investment firm based in Washington, DC. The disposition took the form of a sale of the stock of the Registrant's indirect wholly-owned subsidiary UNC Aviation Services, Inc. together with its subsidiaries, UNC/Lear Services, Inc. and Burnside-Ott Aviation Training Center, Inc.

         Attached and incorporated herein by reference in its entirety as
Exhibit 99.1 is a copy of the press release announcing the disposition.


ITEM 5.   Other Events
          ------------

         Pursuant to an Amended and Restated Agreement and Plan of Merger dated March 9, 1997, among the Registrant, Greenwich Air Services, Inc. (which on September 2, 1997 became a wholly-owned subsidiary of General Electric Company), and Condor Acquisition Corp., a wholly-owned subsidiary of Greenwich, General Electric Company completed its acquisition of UNC on September 17, 1997.

         Attached and incorporated herein by reference in its entirety as
Exhibit 99.2 is a copy of the press release announcing completion of the acquisition.

ITEM 7.   Financial Statements and Exhibits
          ---------------------------------

(a)      Financial statements of businesses acquired.
         -------------------------------------------

         Not applicable.

(b)      Pro forma financial information.
         -------------------------------

         To be furnished within 60 days pursuant to Items 7(a)(4) and 7(b)(2).

(c)      Exhibits.
         --------

       99.1  Press Release dated September 17, 1997 re Sale of Aviation Services
       99.2  Press Release dated September 17, 1997 re Acquisition by GE

                                   SIGNATURES

 Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed by the undersigned hereunto duly authorized.

                                        UNC INCORPORATED

Dated: September 25, 1997               By: /s/ Jeffrey S. Bornstein
                                            ------------------------
                                            Jeffrey S. Bornstein
                                            Vice President and
                                            Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit Number   Exhibit
--------------   -------

        99.1     Press Release dated September 17, 1997 re Sale of Aviation
                 Services
        99.2     Press Release dated September 17, 1997 re Acquisition by GE